                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 11, 2002
                        Commission File number 33-11459

                 CORNERSTONE MORTGAGE INVESTMENT GROUP II, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                                              43-1432378
-------------------------------------------------------------------------------
   (State or other jurisdiction of                       (IRS Employer
   incorporation or organization)                        Identification No.)

   201 Progress Parkway
   Maryland Heights, Missouri                            63043
-------------------------------------------------------------------------------
   (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code       (314) 515-2000
                                                       ------------------------

Item 4.  Changes in Registrant's Certifying Accountant

         (a) Previous independent accountants.

         (i) On July 11, 2002, Cornerstone Mortgage Investment Group II Inc. ("The Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent accountants.

         (ii) The reports of Arthur Andersen on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) In connection with its audits for the two most recent years and through July 11, 2002 there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen would have caused them to make reference thereto in their report on the financial statements for such years.

         (iv) During the two most recent years and through July 11, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (v) The Registrant has provided Arthur Andersen a copy of the foregoing disclosure.

         (b) New independent accountants.

         (i) The Registrant engaged PricewaterhouseCoopers LLP ("PwC") as its new independent accountants as of July 11, 2002. During the two most recent fiscal years and through July 11, 2002, the Registrant has not consulted with PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that PwC concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


               CORNERSTONE MORTGAGE INVESTMENT GROUP II, INC.
                                (Registrant)



Dated: July 16, 2002                                 /s/ John C. Heisler
                                                     -----------------------
                                                     John C. Heisler
                                                     Chief Financial Officer